UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2019

ADTALEM GLOBAL EDUCATION INC.
(Exact name of registrant as specified in its charter)

Delaware	1-13988	36-3150143
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 West Monroe Chicago, IL	60661
(Address of principal executive offices)	(Zip Code)

(630) 515-7700
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ⃞

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ⃞

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Name of each exchange on which registered	Trading Symbol
Common Stock $0.01 Par Value	NYSE, CSE	ATGE

Item 5.02(b)       Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Directors.

On May 9, 2019 Adtalem Global Education Inc. (“Adtalem”) issued a press release announcing that Thiago Aguiar Sayao has been named Group President, Business and Law effective May 9, 2019.  Adtalem also announced that, Carlos Alberto Guerra Filgueiras will resign from his role as Group President, Business and Law, Adtalem Global Education effective May 9, 2019. He will remain employed by the Company through June 30, 2019.

In connection with his departure and in accordance with the terms of his employment agreement, Mr. Filgueiras will receive the pro rata amount of (i) his monthly salary and (ii) annual bonus equal to the amount of one month’s salary through his final date of employment.  Additionally, Mr. Filgueiras will receive one additional year of vesting of his long-term incentive awards granted by the Board of Directors of Adtalem Global Education Inc. in August 2018.

A copy of the press release issued by Adtalem on May 9, 2018 announcing the foregoing executive departure and appointment is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Forward Looking Statements

Certain statements contained in this Form 8-K and related press release, including those that affect Adtalem’s expectations or plans, constitute forward-looking statements within the meaning of the Safe Harbor Provision of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements generally can be identified by phrases such as Adtalem or its management “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “foresees,” “intends,” “plans” "potential," "continue," "may," "will," "should," "could" or other words or phrases of similar import which predict or indicate future events or trends or that are not statements of historical matters.

Because these forward-looking statements involve risks and uncertainties, there are important factors that could cause Adtalem’s actual results to differ materially from those projected or implied by these forward-looking statements.  Additional information regarding factors that could cause results to differ can be found in Adtalem’s Annual Report on Form 10-K for the fiscal year ended June 30, 2018.

These forward-looking statements are based on information as of May 9, 2019, and Adtalem assumes no obligation to publicly update or revise its forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized, except as required by law.

Item 9.01       Financial Statements and Exhibits.

99.1                 Press Release of Adtalem Global Education Inc., dated May 9, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADTALEM GLOBAL EDUCATION INC.

		By:	/s/ Stephen W. Beard
Stephen W. Beard
Executive Vice President, Chief
Operating Officer and General Counsel

Date:	May 9, 2019